NOTE PAYABLE (Tables)	12 Months Ended
Feb. 29, 2016
Note Payable Tables
Notes Payable

The following table summarizes the notes payable:

	Notes Payable	Discount	Put Exchange Feature	Notes Payable, Net
February 28, 2015 balance	$-	$-	$-	$-
Issuance of Notes	1,800,000	(996,595)	466,387	1,269,792
Amortization of debt discount	-	253,313	-	253,313
Change in fair value	-	-	10,015	10,015
February 29, 2016 balance	$1,800,000	$(743,282)	$476,402	$1,533,120